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                                                                   Exhibit 10.21


                               FIRST AMENDMENT TO
                               SECURITY AGREEMENT


               This First Amendment to Security Agreement (this "Amendment") is made and entered into this 19th day of September, 1995 by Oceanic Exploration Company, a Delaware corporation, ("Debtor") whose address is 5000 South Quebec Street, Suite 450, Denver, Colorado 80237, and NWO Resources, Inc., an Ohio corporation, whose address is 5000 South Quebec Street, Suite 450, Denver, Colorado 80237 ("Secured Party");

                              W I T N E S S E T H:

               WHEREAS, Debtor has a line of credit with Secured Party whereby Debtor is entitled to make periodic draws up to the aggregate of $2,000,000, which draws are evidenced by promissory notes payable no later than December 31, 1995 (the "Line of Credit"); and

               WHEREAS, Debtor and Secured Party entered into a Security Agreement, dated July 27, 1995 (the "Original Agreement" and as amended by this Amendment, the "Security Agreement") to secure payment of the Line of Credit; and

               WHEREAS, Debtor, through draws made by Oceanic International Properties Corporation, a Colorado corporation and wholly-owned subsidiary of Debtor ("OIPC") and evidenced by promissory notes executed by OIPC in favor of NWO (the "Oceanic Notes") has exhausted the Line of Credit; and

               WHEREAS, Debtor, OIPC and the Secured Party have entered into a Modification Agreement of even date herewith, which provides for certain modifications to the rights and obligations of the Parties with respect to draws made under the Line of Credit and evidenced by the Oceanic Notes (the "Modification Agreement")

               NOW THEREFORE, for and in consideration of the premises and the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor and Secured Party hereby agree as follows:

               1. DEFINED TERMS. All terms with initial capital letters not otherwise defined herein shall have the meaning ascribed to such term in the Original Agreement.

               2. DEFINITION OF COLLATERAL. Section 1.01 of the Original Agreement is hereby amended by adding the following to Section 1.01 as subsection (d):

                    (d) All proceeds resulting from or related to the litigation pending in the Ontario Court (General Division ), Canada between Debtor and


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          Denison Mines Limited, including any existing and future accounts or other amounts receivable by Debtor from Denison Mines Limited.

               3. OBLIGATIONS SECURED. Section 1.02 of the Original Agreement is hereby amended to provide that the obligations secured by the Security Agreement are the obligations described in Section 1.02 of the Original Agreement as such obligations are modified by the Modification Agreement and include the obligations of OIPC under Oceanic Notes, as modified by the Modification Agreement.

               4. DEFAULT. Section 4.01(a) of the Original Agreement is hereby amended in its entirety to read as follows:

                    (a) Principal and Interest Payments - default is made in the payment when due of any installment of principal or interest on the promissory notes issued in connection with the line of credit as such promissory notes or corresponding payment terms may have been modified by the Modification Agreement or of any other fee provided for herein.

               5. FURTHER ASSURANCE. The parties hereby agree to execute and deliver any document, instrument or notice reasonably requested by the other party to give notice of or effect to the amendments described herein. Upon satisfaction of the obligations secured by the Security Agreement, Secured Party shall execute and deliver to Debtor releases in recordable form, of all UCC-1 financing statements and other publicly filed notices of the security interest granted by the Security Agreement.

               6. RATIFICATION OF SECURITY AGREEMENT. Except as expressly provided herein, the Security Agreement is hereby ratified and confirmed.


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               IN WITNESS HEREOF, Debtor and Secured Party have caused this instrument to be duly executed as of the date first above written.

                              DEBTOR:

                              OCEANIC EXPLORATION COMPANY



                              By:    /s/ Charles N. Haas
                                 ---------------------------------
                                 Name: Charles N. Haas
                                 Title: President


                              SECURED PARTY:

                              NWO RESOURCES, INC



                              By:    /s/ John E. Jones
                                 ----------------------------------
                                 Name: John E. Jones
                                 Title: Secretary / Treasurer


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